Income taxes (Details) - CAD ($)	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Income taxes
Statutory income tax rate	26.50%	26.50%
Reconciliation of the combined Canadian federal and provincial statutory income tax rate to the effective tax rate
Net Loss before recovery of income taxes	$ (4,238,471)	$ (2,319,932)
Expected income tax (recovery)/expense	(1,123,195)	(614,782)
Stock based compensation	77,580	109,862
Difference in tax rates	(60,111)
Change in tax benefits not recognized	$ 1,105,726	$ 504,920